UBS Select Prime Preferred Fund
Supplement to the Prospectus
Dated August 27, 2010

April 29, 2011

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to continue at a lower level a voluntary fee waiver reducing fund expenses for UBS Select Prime Preferred Fund (the “fund”). UBS Global AM has decided to continue a voluntary monthly fee waiver, rather than phase it out, which was a potential option that had been indicated in a previous prospectus supplement. We will therefore waive an additional 0.03% of the fund’s management fees until at least May 31, 2011 (the prior monthly waiver rate had been 0.04%). After that time, the waiver will either be extended further (at either this rate or a different level), or be phased out by decreasing it by 0.01% per week until the additional voluntary waiver expires in June. Any extension would be announced in a subsequent prospectus supplement. This voluntary waiver is in addition to the contractual fee waiver agreement which continues until August 31, 2011. Therefore, the first full paragraph on page 37 of the prospectus, in the section captioned “Management – Advisory and administration fees,” is replaced with the following:

UBS Global AM may further voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance. With respect to UBS Select Prime Preferred Fund, UBS Global AM will voluntarily waive an extra 0.03% of its management fees until May 31, 2011, at which point this voluntary waiver will be phased out over several weeks at the rate of 0.01% per week (unless further extended – either at this or a different rate). As a result, the total ordinary annual fund operating expenses for this fund will be reduced to 0.11% through May 31, 2011, at which point the gradual phasing out of the aforementioned additional voluntary fee waiver will result in such expenses gradually increasing to 0.14% in June (unless the voluntary waiver is further extended – either at the same or a different rate).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-479